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                                                                    EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Stockholders and Board of Directors
Fritz Companies, Inc.


We consent to the use of our report incorporated herein by reference in the Registration Statement on Form S-8.




                                              /s/  KPMG Peat Marwick LLP

San Francisco, California
October 14, 1998.